[PHOTO]

OPPENHEIMER VALUE STOCK FUND
Annual Report December 31, 1996


"We want to invest
for growth
in companies that
pay dividends,
but we want their
stocks at a
good price."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO SEEK LONG-TERM GROWTH AND CURRENT INCOME BY INVESTING IN UNDERVALUED STOCKS OF WELL-ESTABLISHED COMPANIES.


                                      NEWS

                                BEAT THE AVERAGE


Total Return for the 3-Year Period
Ended 12/31/96:

Oppenheimer Value Stock Fund
Class A (at net asset value)(1)

60.36%

Lipper Growth & Income Funds
Average for 330 Funds for the
3-Year Period Ended 12/31/96(3)

56.85%

"THE FUND'S CLASS B SHARES
ARE RANKED **** AMONG
1,826 DOMESTIC EQUITY FUNDS
FOR THE 3-YEAR PERIOD ENDED
12/31/96 BY MORNINGSTAR
MUTUAL FUNDS.(4)


HOW YOUR FUND IS MANAGED

Oppenheimer Value Stock Fund's basic investment strategy is to "buy low, sell high." The Fund's managers invest in stocks they believe are priced below their intrinsic value, and sell stocks when they think they're overvalued. This strategy offers the potential for long-term capital appreciation through investment in well-established companies.

PERFORMANCE

Total returns for the 12 months ended 12/31/96 for Class A, B and C shares were 19.39%, 18.50% and 18.39%, respectively, without deducting sales charges.(1)

        Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 12/31/96 were 12.53%, 12.54% and 12.24%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 5/1/93 were 13.50% and 13.87%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 10/2/95 were 17.39% and 19.88%, respectively.(2)

OUTLOOK

"We believe that by aiming to participate in the gains of a rising market and to conserve asset value in a less positive environment, the Fund should show superior returns over the long term."

                                             James MacAllen, Portfolio Manager
                         David L. Babson and Co., Inc., the Fund's Sub-Adviser
                                                             December 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING THE PERFORMANCE AND RANKINGS, PLEASE REMEMBER PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest. On 1/1/97, the Fund's prior sub-adviser merged into its present sub-adviser.

1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. Prior to 3/29/91, the Fund's maximum sales charge rate for Class A shares was lower, so that actual results would have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services, 12/31/96. The Lipper average is shown for comparative purposes only. Funds included in the average may have different investment policies and risks than the Fund. Oppenheimer Value Stock Fund is characterized by Lipper as a growth & income fund. Lipper performance is based on total return and does not take sales charges into account.

4. Source: Morningstar Mutual Funds, 12/31/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 1-, 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. The top 10% of funds in each investment class receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%; 2 stars; and the bottom 10%, 1 star. The 4-star current ranking is based on the 3-year ranking for the Fund's Class B shares, which was 4 stars. The 1-year star ranking is 3 stars, but is not included in Morningstar's overall ranking calculations. There were 2,959 funds for the 1-year period. Rankings are subject to change monthly. The Fund's Class A, B and C shares have the same investment portfolio but different expenses.

2    Oppenheimer Value Stock Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Value Stock Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Value Stock Fund


DEAR SHAREHOLDER,

As 1996 has drawn to a close, we can look back and say that the past year has certainly been one for the record books. But it has not necessarily been easy for the faint of heart. During the first five months of the year, the stock market reported tremendous gains, thanks in part to strong corporate earnings, low inflation and stabilized interest rates. However, on the trail of a six-year bull market and with indices reporting all-time highs, many experts felt a correction was inevitable.

         The stock market volatility that jolted investors in June and July did not come as a complete surprise, but remarkably enough, by the end of September the stock market had rebounded and resumed its record-setting pace. During the fourth quarter, the Dow passed 6,500, both the S&P 500 and the technology-laden NASDAQ posted all-time highs, and the Russell 2000 came very close to hitting record levels.

         What does the new year have in store for the stock market and its investors? Of course, no one can predict the events of 1997 with complete accuracy. Instead, the experts rely on several economic indicators to offer clues about the market's direction. For example, the rate of unemployment has dropped to its lowest level in seven years and wage growth continues to make gains. As a result, consumer confidence is at its highest level since 1989.

         What these events suggest to many experts is the likelihood of higher inflation in 1997, countered by a possible increase in short-term interest rates. However, an opposing view is that economic growth will taper off sufficiently early in the year, calming fears of rising inflation and interest rate increases. Although the Federal Reserve appeared to agree with this reasoning in the third and fourth quarters of 1996, this may not be true in the future.

         The one thing we can accurately predict is that, regardless of the scenario, OppenheimerFunds will continue to monitor significant events and act appropriately. To that end, we view our outlook for the market as cautiously optimistic. Whichever direction interest rates move, we expect the market's volatile trading pattern to continue in the coming months. But while our watchword may be "caution," in the near term, we are still finding plenty of attractive investment opportunities today, both in the United States and abroad. We believe the correct approach is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future. Based on this strategy and the resilient performance the stock market has demonstrated in the past, our long-term view remains positive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ JAMES C. SWAIN                            /s/ BRIDGET A. MACASKILL
James C. Swain                                Bridget A. Macaskill

January 22, 1997

3    Oppenheimer Value Stock Fund

JAMES MACALLEN
Portfolio Manager

Q + A

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

Oppenheimer Value Stock Fund's conservative structure caused it to lag behind the stock market for the full year, but its pattern of performance was consistent with its low-risk strategy. The Fund participated in the continuing advance of stock prices, and in those few months when the market paused, the Fund retained its value better than the stock market overall. With the market now entering the seventh year since the most recent bull market began, we believe that this strategy of seeking to maintain relatively low portfolio risk will be beneficial to the Fund in future periods.

WHAT INVESTMENTS HAVE MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

The Fund's results benefited from strong performance by several of the largest holdings. The financial holdings were outstanding performers, particularly banks. Contributing to bank stock gains were an accom-modative Fed policy, continued good loan loss experience and the relentless trend toward industry consolidations.(1)

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS YOU'D EXPECTED?

The telephone industry was a disappointment in 1996. The major factor was the tele-communications deregulation bill which was signed into law in the spring. This provides for the eventual opening up of the industry to competition. And as companies prepare for this, increased marketing spending will restrain earnings growth. Early in 1996, the Fund had a relatively small commitment to this industry, but we steadily increased its weighting during the year as we found companies with competitive advantages which were undervalued relative to the market. In the long run, the surviving companies will prosper due to strong growth of telecom traffic.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

We are trying to minimize risk in the portfolio as the eco-nomic expansion continues and stock valuations remain on the high side. We are reducing some stocks whose prices are fully valued, and adding to stocks that we feel are currently underpriced and can offer good long-term return through a combination of capital appreciation and current income. In fact, well-positioned electric utilities appear attractive and we are modestly increasing our commitment to them.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We are optimistic about the long-term outlook for stocks in general, and the Fund in particular. After a long period of exceptional stock market returns such as we have seen recently, a pause in the market's upward trend would not be a surprise. However, we recognize that there are risks in equity investing as well as returns, and the conservative nature of the Fund is intended to hold up well during a weak stock market. We believe that by aiming to participate in the gains of a rising market and to conserve asset value in a less positive environment, the Fund should show superior returns over the long term.



1. The Fund's portfolio is subject to change.

4     Oppenheimer Value Stock Fund

FINANCIALS

CONTENTS
STATEMENT OF INVESTMENTS                                6
STATEMENT OF ASSETS AND LIABILITIES                     9
STATEMENT OF OPERATIONS                                10
STATEMENTS OF CHANGES IN NET ASSETS                    11
FINANCIAL HIGHLIGHTS                                   12
NOTES TO FINANCIAL STATEMENTS                          14
INDEPENDENT AUDITORS' REPORT                           17
FEDERAL INCOME TAX INFORMATION                         18

5      Oppenheimer Value Stock Fund

STATEMENT OF INVESTMENTS   December 31, 1996

                                                                                                                      MARKET VALUE
                                                                                                         SHARES       SEE NOTE 1
===================================================================================================================================
COMMON STOCKS--94.7%
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--7.7%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--4.1%
       Du Pont (E.I.) De Nemours & Co.                                                                  21,500          $  2,029,062
      ------------------------------------------------------------------------------------------------------------------------------
       Lubrizol Corp. (The)                                                                             40,400             1,252,400
       -----------------------------------------------------------------------------------------------------------------------------
       Nalco Chemical Co.                                                                               52,500             1,896,562
       -----------------------------------------------------------------------------------------------------------------------------
       Rohm & Haas Co.                                                                                  31,000             2,530,375
                                                                                                                        ------------
                                                                                                                           7,708,399

------------------------------------------------------------------------------------------------------------------------------------
PAPER--3.6%
       Temple-Inland, Inc.                                                                              40,000             2,165,000
       -----------------------------------------------------------------------------------------------------------------------------
       Westvaco Corp.                                                                                   64,500             1,854,375
       -----------------------------------------------------------------------------------------------------------------------------
       Weyerhaeuser Co.                                                                                 58,800             2,785,650
                                                                                                                        ------------
                                                                                                                           6,805,025

------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--11.2%
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--5.6%
       Ford Motor Co.                                                                                   73,100             2,330,062
       -----------------------------------------------------------------------------------------------------------------------------
       Genuine Parts Co.                                                                                55,000             2,447,500
       -----------------------------------------------------------------------------------------------------------------------------
       Goodyear Tire & Rubber Co.                                                                       73,000             3,750,375
       -----------------------------------------------------------------------------------------------------------------------------
       Stanley Works (The)                                                                              80,000             2,160,000
                                                                                                                        ------------
                                                                                                                          10,687,937

------------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--1.3%
       Eastman Kodak Co.                                                                                31,800             2,551,950
------------------------------------------------------------------------------------------------------------------------------------
MEDIA--1.4%
       McGraw-Hill, Inc.                                                                                57,000             2,629,125
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--2.9%
       May Department Stores Cos.                                                                       46,500             2,173,875
       -----------------------------------------------------------------------------------------------------------------------------

       Sears Roebuck & Co.                                                                              31,000             1,429,875
       -----------------------------------------------------------------------------------------------------------------------------
       VF Corp.                                                                                         27,500             1,856,250
                                                                                                                        ------------
                                                                                                                           5,460,000

------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--19.8%
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.8%
       Brown-Forman Corp., Cl. B                                                                        40,900             1,871,175
       -----------------------------------------------------------------------------------------------------------------------------
       PepsiCo, Inc.                                                                                    54,000             1,579,500
                                                                                                                        ------------
                                                                                                                           3,450,675

------------------------------------------------------------------------------------------------------------------------------------
FOOD--5.5%
       Albertson's, Inc.                                                                                76,000             2,707,500
       -----------------------------------------------------------------------------------------------------------------------------
       American Stores Co.                                                                              20,500               837,937
       -----------------------------------------------------------------------------------------------------------------------------
       ConAgra, Inc.                                                                                    40,000             1,990,000
       -----------------------------------------------------------------------------------------------------------------------------
       CPC International, Inc.                                                                          37,000             2,867,500
       -----------------------------------------------------------------------------------------------------------------------------
       Pioneer Hi-Bred International, Inc.                                                              29,500             2,065,000
                                                                                                                        ------------
                                                                                                                          10,467,937

------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--7.0%
       Bristol-Myers Squibb Co.                                                                         57,500             6,253,125
       -----------------------------------------------------------------------------------------------------------------------------
       Cytogen Corp.(1)                                                                                     79                   434
        ----------------------------------------------------------------------------------------------------------------------------
       Pfizer, Inc.                                                                                     22,500             1,864,687
       -----------------------------------------------------------------------------------------------------------------------------
       Pharmacia & Upjohn, Inc.                                                                         58,000             2,298,250
       -----------------------------------------------------------------------------------------------------------------------------
       Schering-Plough Corp.                                                                            45,500             2,946,125
                                                                                                                        ------------
                                                                                                                          13,362,621

6      Oppenheimer Value Stock Fund

                                                                                                                       MARKET VALUE
                                                                                                      SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--1.4%
       Becton, Dickinson & Co.                                                                          62,000         $   2,689,250
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--1.3%
       Kimberly-Clark Corp.                                                                             25,500             2,428,875
------------------------------------------------------------------------------------------------------------------------------------
TOBACCO--2.8%
       American Brands, Inc.                                                                            59,000             2,927,875
       -----------------------------------------------------------------------------------------------------------------------------
       UST, Inc.                                                                                        75,000             2,428,125
                                                                                                                        ------------
                                                                                                                           5,356,000

------------------------------------------------------------------------------------------------------------------------------------
ENERGY--10.0%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--1.1%
       Kerr-McGee Corp.                                                                                 28,500             2,052,000
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--8.9%
       Amoco Corp.                                                                                      49,500             3,984,750
       -----------------------------------------------------------------------------------------------------------------------------
       Atlantic Richfield Co.                                                                           13,700             1,815,250
       -----------------------------------------------------------------------------------------------------------------------------
       Chevron Corp.                                                                                    45,000             2,925,000
       -----------------------------------------------------------------------------------------------------------------------------
       Mobil Corp.                                                                                      23,500             2,872,875
       -----------------------------------------------------------------------------------------------------------------------------
       Occidental Petroleum Corp.                                                                       80,500             1,881,687
       -----------------------------------------------------------------------------------------------------------------------------
       Union Pacific Resources Group, Inc.                                                              55,500             1,623,375
       -----------------------------------------------------------------------------------------------------------------------------
       Unocal Corp.                                                                                     44,100             1,791,563
                                                                                                                        ------------
                                                                                                                          16,894,500

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--15.3%
------------------------------------------------------------------------------------------------------------------------------------
BANKS--6.0%
       Bank of New York Co., Inc. (The)                                                                 110,000            3,712,500
       -----------------------------------------------------------------------------------------------------------------------------
       Comerica, Inc.                                                                                   26,000             1,361,750
       -----------------------------------------------------------------------------------------------------------------------------
       CoreStates Financial Corp.                                                                       52,000             2,697,500
       -----------------------------------------------------------------------------------------------------------------------------
       Norwest Corp.                                                                                    36,500             1,587,750
       -----------------------------------------------------------------------------------------------------------------------------
       Wachovia Corp.                                                                                   36,240             2,047,560
                                                                                                                        ------------
                                                                                                                          11,407,060

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.5%
       American Express Co.                                                                             50,000             2,825,000
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--7.8%
       Allstate Corp.                                                                                   23,748             1,374,416
       -----------------------------------------------------------------------------------------------------------------------------
       Jefferson-Pilot Corp.                                                                            26,325             1,490,653
       -----------------------------------------------------------------------------------------------------------------------------
       Marsh & McLennan Cos., Inc.                                                                      35,000             3,640,000
       -----------------------------------------------------------------------------------------------------------------------------
       MBIA, Inc.                                                                                       33,500             3,391,875
       -----------------------------------------------------------------------------------------------------------------------------
       Safeco Corp.                                                                                     99,500             3,924,031
       -----------------------------------------------------------------------------------------------------------------------------
       Unitrin, Inc.                                                                                    17,400               970,050
                                                                                                                        ------------
                                                                                                                          14,791,025

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--15.2%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--8.4%
       AMP, Inc.                                                                                        100,300            3,849,013
       -----------------------------------------------------------------------------------------------------------------------------
       General Electric Co.                                                                             51,500             5,092,063
       -----------------------------------------------------------------------------------------------------------------------------
       Grainger (W.W.), Inc.                                                                            32,000             2,568,000
       -----------------------------------------------------------------------------------------------------------------------------
       Honeywell, Inc.                                                                                  28,000             1,841,000
       -----------------------------------------------------------------------------------------------------------------------------
       Hubbell, Inc., Cl. B                                                                             61,994             2,681,241
                                                                                                                        ------------
                                                                                                                          16,031,317

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.8%
       Donnelley (R.R.) & Sons Co.                                                                      48,000             1,506,000

7      Oppenheimer Value Stock Fund

                                                                                                                       MARKET VALUE
                                                                                                      SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--4.6%
       Dover Corp.                                                                                      41,500         $   2,085,375
       General Signal Corp.                                                                              5,500               235,125
       -----------------------------------------------------------------------------------------------------------------------------
       Harsco Corp.                                                                                     23,000             1,575,500
       -----------------------------------------------------------------------------------------------------------------------------
       Minnesota Mining & Manufacturing Co.                                                             43,500             3,605,063
       -----------------------------------------------------------------------------------------------------------------------------
       Parker-Hannifin Corp.                                                                            30,400             1,178,000
                                                                                                                        ------------
                                                                                                                           8,679,063

------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.4%
       Norfolk Southern Corp.                                                                           31,000             2,712,500
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--11.0%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.8%
       Boeing Co.                                                                                       16,500             1,755,188
       -----------------------------------------------------------------------------------------------------------------------------
       Raytheon Co.                                                                                        700                33,687
       -----------------------------------------------------------------------------------------------------------------------------
       TRW, Inc.                                                                                        32,000             1,584,000
                                                                                                                        ------------
                                                                                                                           3,372,875

------------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--4.9%
       International Business Machines Corp.                                                            22,500             3,397,500
       -----------------------------------------------------------------------------------------------------------------------------
       Pitney Bowes, Inc.                                                                               54,500             2,970,250
       -----------------------------------------------------------------------------------------------------------------------------
       Xerox Corp.                                                                                      57,000             2,999,625
                                                                                                                        ------------
                                                                                                                           9,367,375

------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--2.1%
       Hewlett-Packard Co.                                                                              80,000             4,020,000
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--2.2%
       AT&T Corp.                                                                                       52,500             2,283,750
       -----------------------------------------------------------------------------------------------------------------------------
       Frontier Corp.                                                                                   85,400             1,932,175
                                                                                                                        ------------
                                                                                                                           4,215,925

------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--4.5%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.7%
       NIPSCO Industries, Inc.                                                                          25,500             1,010,438
       -----------------------------------------------------------------------------------------------------------------------------
       SCANA Corp.                                                                                      48,500             1,297,375
       -----------------------------------------------------------------------------------------------------------------------------
       Teco Energy, Inc.                                                                                36,600               882,975
                                                                                                                        ------------
                                                                                                                           3,190,788

------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--2.8%
       Ameritech Corp.                                                                                  28,000             1,697,500
       -----------------------------------------------------------------------------------------------------------------------------
       GTE Corp.                                                                                        46,000             2,093,000
       -----------------------------------------------------------------------------------------------------------------------------
       Southern New England Telecommunications Corp.                                                    42,000             1,632,750
                                                                                                                        ------------
                                                                                                                           5,423,250
                                                                                                                        ------------
      Total Common Stocks (Cost $114,380,928)                                                                            180,086,472

                                                                                                         FACE
                                                                                                        AMOUNT
====================================================================================================================================
REPURCHASE AGREEMENT--4.4%
------------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with Goldman, Sachs & Co., 6.52%, dated 12/31/96, to be repurchased at $8,303,006 on 1/2/97, collateralized by U.S. Treasury Nts.,
       5.50%--7.50%, 7/15/99--8/15/05, with a value of $8,490,302 (Cost $8,300,000)                 $8,300,000             8,300,000

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $122,680,928)                                                           99.1%          188,386,472
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                            0.9             1,740,662
                                                                                                 -------------         -------------
NET ASSETS                                                                                               100.0%         $190,127,134
                                                                                                 =============         =============

1. Non-income producing security.
See accompanying Notes to Financial Statements.

8      Oppenheimer Value Stock Fund

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1996


====================================================================================================================================
ASSETS
      Investments, at value (cost $122,680,928)--see accompanying statement                                             $188,386,472
      ------------------------------------------------------------------------------------------------------------------------------
      Cash                                                                                                                   317,473
      ------------------------------------------------------------------------------------------------------------------------------
      Receivables:
      Investments sold                                                                                                     2,379,534
      Shares of beneficial interest sold                                                                                     639,204
      Interest and dividends                                                                                                 409,199
      ------------------------------------------------------------------------------------------------------------------------------
      Other                                                                                                                    7,941
                                                                                                                        ------------
      Total assets                                                                                                       192,139,823

====================================================================================================================================
LIABILITIES
      Payables and other liabilities:
      Dividends                                                                                                            1,360,756
      Shares of beneficial interest redeemed                                                                                 359,460
      Distribution and service plan fees                                                                                     118,631
      Shareholder reports                                                                                                     59,139
      Investments purchased                                                                                                   33,730
      Transfer and shareholder servicing agent fees                                                                            9,163
      Trustees' fees                                                                                                           1,067
      Other                                                                                                                   70,743
                                                                                                                        ------------
      Total liabilities                                                                                                   2,012,689

====================================================================================================================================
NET ASSETS                                                                                                              $190,127,134
                                                                                                                        ============

====================================================================================================================================
COMPOSITION OF
NET ASSETS
      Paid-in capital                                                                                                   $122,783,317
      ------------------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income                                                                                     23,659
      ------------------------------------------------------------------------------------------------------------------------------
      Accumulated net realized gain on investment transactions                                                             1,614,614
      ------------------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation on investments--Note 3                                                                  65,705,544
                                                                                                                        ------------
      Net assets                                                                                                        $190,127,134
                                                                                                                        ============

====================================================================================================================================
NET ASSET VALUE
PER SHARE
      Class A Shares:
      Net asset value and redemption price per share (based on net assets
      of $148,128,771 and 7,286,952 shares of beneficial interest outstanding)                                                $20.33
      Maximum offering price per share (net asset value plus sales charge
      of 5.75% of offering price)                                                                                             $21.57

      ------------------------------------------------------------------------------------------------------------------------------
      Class B Shares:
      Net asset value, redemption price and offering price per share (based on
      net assets of $40,142,493 and 1,988,443 shares of beneficial interest outstanding)                                      $20.19

      ------------------------------------------------------------------------------------------------------------------------------
      Class C Shares:
      Net asset value, redemption price and offering price per share (based on
      net assets of $1,855,870 and 91,685 shares of beneficial interest outstanding)                                          $20.24

      See accompanying Notes to Financial Statements.

9      Oppenheimer Value Stock Fund

STATEMENT OF OPERATIONS   For the Year Ended December 31, 1996

====================================================================================================================================
INVESTMENT INCOME
      Dividends                                                                                                         $  4,410,082
      ------------------------------------------------------------------------------------------------------------------------------
      Interest                                                                                                               818,192
                                                                                                                        ------------
      Total income                                                                                                         5,228,274

====================================================================================================================================
EXPENSES
      Management fees--Note 4                                                                                              1,315,853
      ------------------------------------------------------------------------------------------------------------------------------
      Distribution and service plan fees--Note 4:
      Class A                                                                                                                350,768
      Class B                                                                                                                332,226
      Class C                                                                                                                  9,020
      ------------------------------------------------------------------------------------------------------------------------------
      Transfer and shareholder servicing agent fees--Note 4                                                                  238,593
      ------------------------------------------------------------------------------------------------------------------------------
      Shareholder reports                                                                                                     69,568
      ------------------------------------------------------------------------------------------------------------------------------
      Legal and auditing fees                                                                                                 13,775
      ------------------------------------------------------------------------------------------------------------------------------
      Custodian fees and expenses                                                                                             10,407
      ------------------------------------------------------------------------------------------------------------------------------
      Trustees' fees and expenses                                                                                              6,536
      ------------------------------------------------------------------------------------------------------------------------------
      Registration and filing fees:
      Class B                                                                                                                  2,267
      Class C                                                                                                                    465
      ------------------------------------------------------------------------------------------------------------------------------
      Other                                                                                                                   55,776
                                                                                                                        ------------
      Total expenses                                                                                                       2,405,254

====================================================================================================================================
NET INVESTMENT INCOME                                                                                                      2,823,020

====================================================================================================================================
REALIZED AND UNREALIZED
GAIN
      Net realized gain on investments                                                                                     7,161,305

      ------------------------------------------------------------------------------------------------------------------------------
      Net change in unrealized appreciation or depreciation on investments                                                21,456,991
                                                                                                                        ------------
      Net realized and unrealized gain                                                                                    28,618,296

====================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $31,441,316
                                                                                                                         ===========

See accompanying Notes to Financial Statements.

10     Oppenheimer Value Stock Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        1996                  1995
===========================================================================================================================
OPERATIONS
       Net investment income                                                            $   2,823,020         $   2,504,015
       ---------------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                    7,161,305             2,126,048
       ---------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                               21,456,991            29,893,727
                                                                                        -------------         -------------
       Net increase in net assets resulting from operations                                31,441,316            34,523,790

===========================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                             (2,534,251)           (2,195,920)
       Class B                                                                               (366,547)             (239,821)
       Class C                                                                                (13,143)                 (429)
      ---------------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                                             (4,334,550)           (1,793,905)
       Class B                                                                             (1,169,914)             (351,137)
       Class C                                                                                (53,029)               (1,561)

===========================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                             (6,902,321)           17,673,851
       Class B                                                                              9,380,312            11,681,792
       Class C                                                                              1,632,938               129,003

===========================================================================================================================
NET ASSETS
      Total increase                                                                       27,080,811            59,425,663
      ---------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                163,046,323           103,620,660
                                                                                        -------------         -------------
       End of period [including undistributed (overdistributed) net
       investment income of $23,659 and $(16,697), respectively]                         $190,127,134          $163,046,323
                                                                                        -------------         -------------

See accompanying Notes to Financial Statements.

11     Oppenheimer Value Stock Fund

FINANCIAL HIGHLIGHTS

                                                     CLASS A
                                                     ----------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                     1996            1995             1994
=============================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                    $17.84          $14.16          $14.41
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      .34             .32             .31
Net realized and unrealized gain                          3.11            3.90             .16
                                                        ------          ------          ------
Total income (loss) from investment operations            3.45            4.22             .47

----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.35)           (.30)           (.31)
Dividends in excess of net investment income                --              --            (.01)
Distributions from net realized gain                      (.61)           (.24)           (.40)
                                                        ------          ------          ------
Total dividends and distributions to shareholders         (.96)           (.54)           (.72)
----------------------------------------------------------------------------------------------
Net asset value, end of period                          $20.33          $17.84          $14.16
                                                        ------          ------          ------

==============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                      19.39%          30.04%           3.28%

==============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $148,129        $136,270         $92,728
----------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $144,498        $115,137         $90,158
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     1.73%           1.98%           2.16%
Expenses, before voluntary reimbursement                  1.20%           1.28%           1.27%
Expenses, net of voluntary reimbursement                   N/A             N/A             N/A
----------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                14.5%           11.8%           16.3%
Average brokerage commission rate(6)                   $0.0573         $0.0597              --


1. For the period from October 2, 1995 (inception of offering) to December 31, 1995.
2. For the period from May 1, 1993 (inception of offering) to December 31,
1993.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

12     Oppenheimer Value Stock Fund

                                  CLASS B                                                            CLASS C
---------------------------       --------------------------------------------------------------     --------------------------
                                  YEAR ENDED DECEMBER 31,                                            YEAR ENDED DECEMBER 31,
1993              1992            1996             1995              1994             1993(2)        1996             1995(1)
-------------------------------------------------------------------------------------------------------------------------------
$14.19              $13.57         $17.73            $14.09           $14.35           $14.60          $17.81           $17.12
-------------------------------------------------------------------------------------------------------------------------------

   .29                 .32            .19               .21              .17              .17             .22              .02
   .98                 .97           3.09              3.86              .19              .51            3.05              .97
------             -------        -------           -------          -------          -------          ------           ------
  1.27                1.29           3.28              4.07              .36              .68            3.27              .99

-------------------------------------------------------------------------------------------------------------------------------
  (.29)               (.32)          (.21)             (.19)             (.21)           (.17)           (.23)            (.06)
    --                  --             --                --              (.01)            ---             ---              ---
  (.76)               (.35)          (.61)             (.24)             (.40)           (.76)           (.61)            (.24)
------             -------        -------           -------          -------          -------          ------           ------
 (1.05)               (.67)          (.82)             (.43)             (.62)           (.93)           (.84)            (.30)
------------------------------------------------------------------------------------------------------------------------------
 $14.41             $14.19         $20.19            $17.73           $14.09           $14.35          $20.24           $17.81
=======            =======        =======           =======          =======          =======         =======          =======

==============================================================================================================================
   8.97%              9.61%         18.50%            29.03%             2.50%           4.63%          18.39%            5.89%

==============================================================================================================================

$90,470            $59,376        $40,142           $26,647           $10,893          $5,158          $1,856             $130
------------------------------------------------------------------------------------------------------------------------------
$80,229            $53,485        $33,258           $18,857           $7,834           $2,527            $904            $  57
------------------------------------------------------------------------------------------------------------------------------

   1.97%              2.34%          0.96%             1.19%             1.45%           0.97%(4)        0.92%            0.56%(4)
   1.24%              1.19%          1.97%             2.07%             2.01%           2.14%(4)        2.02%            2.37%(4)
    N/A                N/A            N/A               N/A              N/A              N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------------------
   24.3%              12.3%           14.5%             11.8%            16.3%           24.3%            14.5%            11.8%
     --                  --        $0.0573           $0.0597                --              --         $0.0573          $0.0597


4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $28,498,803 and $23,590,977, respectively.
6. Total brokerage commissions paid on purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
See accompanying Notes to Financial Statements.



13  Oppenheimer Value Stock Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

          Oppenheimer Value Stock Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital and income primarily through investments in stocks of well established companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

          ----------------------------------------------------------------------
          INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

          ----------------------------------------------------------------------
          REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

          ----------------------------------------------------------------------
          ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

          ----------------------------------------------------------------------
          FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

          ----------------------------------------------------------------------
          DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

          ----------------------------------------------------------------------
          CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                          During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $131,277. Overdistributed net investment income was decreased by the same amount.

14     Oppenheimer Value Stock Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

          OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

          The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                    YEAR ENDED DECEMBER 31, 1996           YEAR ENDED DECEMBER 31, 1995(1)
                                                    ---------------------------------      --------------------------------
                                                    SHARES               AMOUNT            SHARES              AMOUNT
          -----------------------------------------------------------------------------------------------------------------
          Class A:
          Sold                                           1,459,943       $ 28,270,600         1,806,348        $ 29,186,663
          Dividends and distributions reinvested           250,205          5,056,348           228,838           3,907,434
          Redeemed                                      (2,062,372)       (40,229,269)         (944,270)        (15,420,246)
                                                     -------------      -------------     -------------       -------------
          Net increase (decrease)                         (352,224)       $(6,902,321)        1,090,916         $17,673,851
                                                     =============      =============     =============       =============

           ----------------------------------------------------------------------------------------------------------------
          Class B:
          Sold                                             730,295        $13,930,290           982,843         $15,746,572
          Dividends and distributions reinvested            71,393          1,445,827            32,137             551,627
          Redeemed                                        (315,951)        (5,995,805)         (285,236)         (4,616,407)
                                                     -------------      -------------     -------------       -------------
          Net increase                                     485,737         $9,380,312           729,744         $11,681,792
                                                     =============      =============     =============       =============

          ------------------------------------------------------------------------------------------------------------------
          Class C:
          Sold                                              93,935         $1,815,265             7,236            $128,066
          Dividends and distributions reinvested             3,157             64,356               112               1,972
          Redeemed                                         (12,697)          (246,683)              (58)             (1,035)
                                                     -------------      -------------     -------------       -------------
          Net increase                                      84,395         $1,632,938             7,290            $129,003
                                                     =============      =============     =============       =============

          1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from October 2, 1995 to December 31, 1995 for Class C shares.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

          At December 31, 1996, net unrealized appreciation on investments of $65,705,544 was composed of gross appreciation of $65,833,030, and gross depreciation of $127,486.

================================================================================
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

          Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $100 million of average annual net assets with a reduction of 0.03% on each $200 million thereafter, to 0.66% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                          For the year ended December 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $345,153, of which $192,834 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $401,158 and $15,057, of which $67,248 and $1,741, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1996, OFDI received contingent deferred sales charges of $49,374 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                          OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

15     Oppenheimer Value Stock Fund

================================================================================
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

          The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1996, OFDI paid $216,769 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                          The Fund has adopted a reimbursement type
          Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI paid $11,278 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $277,247 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of December 31, 1996, OFDI had incurred unreimbursed expenses of $881,627 for Class B.

                          The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI retained $8,196 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of December 31, 1996, OFDI had incurred unreimbursed expenses of $34,962 for Class C.

16     Oppenheimer Value Stock Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
          The Board of Trustees and Shareholders of Oppenheimer Value Stock
          Fund:

          We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Value Stock Fund as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995 and the financial highlights for the period January 1, 1992 to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Value Stock Fund at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



          DELOITTE & TOUCHE LLP

          Denver, Colorado
          January 22, 1997



          17     Oppenheimer Value Stock Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

================================================================================
          In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                          Distributions of $0.7266, $0.6828 and $0.6882 per
          share were paid to Class A, Class B and Class C shareholders, respectively, on December 26, 1996, of which, for each class of shares, $0.5394 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

                          Dividends paid by the Fund during the fiscal year ended December 31, 1996 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

                          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.





          18     Oppenheimer Value Stock Fund

OPPENHEIMER VALUE STOCK FUND
A Series of Oppenheimer Integrity Funds


================================================================================
OFFICERS AND TRUSTEES

          James C. Swain, Chairman and Chief Executive Officer
          Bridget A. Macaskill, President
          Robert G. Avis, Trustee
          William A. Baker, Trustee
          Charles Conrad, Jr., Trustee
          Sam Freedman, Trustee
          Raymond J. Kalinowski, Trustee
          C. Howard Kast, Trustee
          Robert M. Kirchner, Trustee
          Ned M. Steel, Trustee
          George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
          James W. MacAllen, Vice President
          Robert J. Bishop, Assistant Treasurer
          Scott T. Farrar, Assistant Treasurer
          Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
          OppenheimerFunds, Inc.

================================================================================
SUB-ADVISER
          David L. Babson & Co., Inc.

================================================================================
DISTRIBUTOR
          OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
          OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
          The Bank of New York

================================================================================
INDEPENDENT AUDITORS
          Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL
          Myer, Swanson, Adams & Wolf, P.C.

          This is a copy of a report to shareholders of Oppenheimer Value Stock Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Value Stock Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

          19     Oppenheimer Value Stock Fund

INFORMATION

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INFORMATION HOTLINE
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RA0325.001.1296       February 28, 1997


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        For added convenience, you can get automated information with
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        You can count on us whenever you need assistance. That's why the
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        So call us today--we're here to help.



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